DISPOSAL OF SUBSIDIARIES	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
DISPOSAL OF SUBSIDIARIES
DISPOSAL OF SUBSIDIARIES

20. DISPOSAL OF SUBSIDIARIES

On September 26, 2019, the Group entered into an agreement with Kapler Pte. Ltd. to sell three subsidiaries namely The9 Computer, C9I Shanghai and Shanghai Kaie for total consideration of RMB493.0 million (US$69.8 million). These subsidiaries hold the land use rights and office buildings located at Zhangjiang, Shanghai.

The transaction was completed on February 21, 2020 and the Group has recorded a gain of RMB391.8 million (US$55.5 million).

29. DISPOSAL OF SUBSIDIARIES

On September 26, 2019, the Group entered into an agreement with Kapler Pte. Ltd. to sell three subsidiaries namely The9 Computer, C9I Shanghai and Shanghai Kaie for total consideration of RMB493.0 million (US$70.8 million). These subsidiaries hold the land use rights and office buildings located at Zhangjiang, Shanghai. Proceeds from the disposal will be used to repay both the outstanding entrusted bank loan and convertible notes, with the residual to be used as working capital for the Group’s operations.

As of December 31, 2019, the transaction was under process and the equity interest of The9 Computer, C9I Shanghai and Shanghai Kaie have been transferred to Kapler Pte. Ltd. The Group, however, continued to manage operation of these subsidiaries, including subsequent repayment of the entrusted bank loan, until final completion of the transaction in February 2020. As of December 31, 2019, the Group still retained power over decisions that most significantly impact the economic activities and potential to receive significant benefits or absorb significant losses of these subsidiaries. As such, these subsidiaries are part of consolidated entities of the Group as of December 31, 2019 and the Group has presented the assets and liabilities of these subsidiaries as held-for-sale. The transaction was subsequently completed on February 21, 2020.